AMENDED AND RESTATED PATENT SECURITY ASSIGNMENT

     WHEREAS, BLONDER TONGUE LABORATORIES, INC., a Delaware corporation (the "Borrower") located at One Jake Brown Road, Old Bridge, NJ 08857, owns the patents and patent applications shown in the attached Schedule A (the "Patents"), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached Schedule A; and

     WHEREAS, Borrower is obligated to FIRST UNION NATIONAL BANK, a national banking association ("Lender") located at 370 Scotch Road, West Trenton, New Jersey 08628, pursuant to (i) a certain Fourth Amended and Restated Loan Agreement dated as of February 1, 1999 and (ii) a certain Second Amended and Restated Security Agreement dated the date hereof made by Borrower in favor of Lender (as each may be amended, modified, restated or supplemented from time to time, collectively, the "Agreements"); and

     WHEREAS, pursuant to the Agreements, Borrower is granting to Lender a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefore.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby assign unto Lender and grant to Lender a security interest in and to the Patents, and recordings and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

     Borrower expressly acknowledges and affirms that the rights and remedies of Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated:   as of February 1, 1999

Witness:                                  BLONDER TONGUE LABORATORIES, INC.
                                          as Borrower


/s/ Gary P. Scharmett                     By: /s/ James A. Luksch
--------------------------                    ---------------------------------
                                              James A. Luksch:
                                              President

Witness:                                  FIRST UNION NATIONAL BANK as Lender


/s/ Elizabeth Cotrela                     By: /s/ Richard Banning
--------------------------                    ---------------------------------
                                             Richard Banning
                                             Assistant Vice President:

                     Acknowledgment of Borrower's Execution

STATE of NEW JERSEY                    )
                                       )        SS:
COUNTY of MIDDLESEX                    )


     On this June 16th, 1999, before me personally came James A. Luksch, to me known, who, being by me duly sworn, did depose and say that he is the President of Blonder Tongue Laboratories, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                  /s/ Candace R. Tice
                                  ---------------------------------------------
                                  Notary Public


                      Acknowledgment of Lender's Execution

STATE of NEW JERSEY                    )
                                       )        SS:
COUNTY of MERCER                       )


     On this 17th day of June, 1999, before me personally came Richard Banning, to me known, who, being by me duly sworn, did depose and say that he is the Assistant Vice President of First Union National Bank, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                  /s/ Donna Scanzera-Stoedtes
                                  ---------------------------------------------
                                  Donna Scanzera-Stoedtes
                                  An Attorney at Law of the State of New Jersey

                                   SCHEDULE A

Schedule A to a Patent Assignment of Security dated as of February 1, 1999 by and between Blonder Tongue Laboratories, Inc. and First Union National Bank.


----------------------------------------------------------------------------------------------------------------------
      PATENT NO.             ISSUE DATE                                        TITLE
----------------------------------------------------------------------------------------------------------------------
       4912760                3/27/90         Off Premises Cable Television Channel Interdiction Method and Apparatus
----------------------------------------------------------------------------------------------------------------------
       5014309                 5/7/91         Same as above.
----------------------------------------------------------------------------------------------------------------------
       5208854                 5/4/93         Picture Carrier controlled Automatic Gain Control Circuit for Cable
                                              Television Interdiction or Jamming Apparatus
----------------------------------------------------------------------------------------------------------------------
       4963966                10/16/90        CATV Distribution System, Especially Adapted for Off-Premises Premium
                                              Channel Y Interdiction
----------------------------------------------------------------------------------------------------------------------
       5303295                4/12/94         Enhanced Versatility of a Program by a  Combination of Technologies
                                              ION of Y Technologies
----------------------------------------------------------------------------------------------------------------------
       5287539                2/15/94         Interdiction Program Denial System for Jamming Audio and Video Signals
----------------------------------------------------------------------------------------------------------------------
       5467397                11/14/95        Interdiction Method and Apparatus with Variable Dwell Time
----------------------------------------------------------------------------------------------------------------------
       5323462                6/21/94         CATV Subscriber Disconnect Switch
----------------------------------------------------------------------------------------------------------------------
       5194947                3/16/93         CATV Signal Distribution Apparatus
----------------------------------------------------------------------------------------------------------------------
       5142574                8/25/92         Optimum Amplitude and Frequency of Jamming Carrier in Interdiction
                                              Program Denial System
----------------------------------------------------------------------------------------------------------------------
       5278908                1/11/94         Interdiction Method and Apparatus with Programmable Jamming
                                              Effectiveness
----------------------------------------------------------------------------------------------------------------------
       5245420                9/14/93         CATV Pay Per View Interdiction
----------------------------------------------------------------------------------------------------------------------
       5331412                7/19/94         Tamper Resistant Apparatus for a CATV System
----------------------------------------------------------------------------------------------------------------------
       5231660                7/27/93         Compensation Control for Off-Premises CATV System
----------------------------------------------------------------------------------------------------------------------
       5144267                 9/1/92         Variable Slope Network for Off-Premises CATV System
----------------------------------------------------------------------------------------------------------------------
       5345504                 9/6/94         Differential Compensation Control for Off-Premises CATV System
----------------------------------------------------------------------------------------------------------------------
       5251220                10/5/93         Method and Apparatus for Error Detection and Processing
----------------------------------------------------------------------------------------------------------------------
       5505901                 4/9/96         CATV Pay Per View Interdiction System Method and Apparatus
----------------------------------------------------------------------------------------------------------------------
       5436822                7/25/95         Polarity Reversing DC Power Supply for Remotely Located Equipment
----------------------------------------------------------------------------------------------------------------------
       5243647                 9/7/93         Method and Apparatus for Broadband Signal Distribution
----------------------------------------------------------------------------------------------------------------------
       5243651                 9/7/93         Diagnostic Method and Apparatus for a Cable Television Interdiction
                                              System
----------------------------------------------------------------------------------------------------------------------
       5311325                5/10/94         Method and Apparatus for Providing Periodic Subscription Television
                                              Service
----------------------------------------------------------------------------------------------------------------------
       5289541                2/22/94         Interdiction Method and Apparatus with Constant Blanking and Variable
                                              Dwell Times
----------------------------------------------------------------------------------------------------------------------
       5361301                11/1/94         Interdiction Method and Apparatus with Direct Memory Control of
                                              Variable Frequency Elements of Variable Frequency Elements
----------------------------------------------------------------------------------------------------------------------
       5463689                10/31/95        Interdiction Method and Apparatus with Random Mode Jamming
----------------------------------------------------------------------------------------------------------------------
       5317635                5/31/94         Interdiction Method and Apparatus with Mode Control for Variable
                                              Frequency Elements
----------------------------------------------------------------------------------------------------------------------
       5265160                11/23/93        Interdiction Method and Apparatus with Pulsed Mode Jamming
----------------------------------------------------------------------------------------------------------------------
       5341424                8/23/94         Interdiction Method and Apparatus with Frequency Change Inhibit
                                              Function
----------------------------------------------------------------------------------------------------------------------
       5604528                2/18/97         Method and Apparatus for Providing Periodic Subscription Television
                                              Services
----------------------------------------------------------------------------------------------------------------------

                                       3